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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ----------------------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 16, 1997


                              GETTY REALTY CORP.
              (Exact name of registrant as specified in charter)


        Delaware                     1-8059                  11-2232705
 (State of Organization)           (Commission               (IRS Employer
                                   File Number)            Identification No.)


 125 Jericho Turnpike, Jericho, New York                          11753
 (Address of principal executive offices)                        (Zip Code)

     Registrant's Telephone Number, including area code:  (516) 338-6000



                                Not Applicable
        (Former name or former address, if changed since last report)
















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Item 5.  Other Events.

        On December 16, 1997, Getty Realty Corp., a Delaware corporation ("Getty), Power Test Investors Limited Partnership, a New York limited partnership ("PTI") and CLS General Partnership Corp., a Delaware corporation and the general partner of PTI, entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), which is attached hereto as
Exhibit 99.1 and incorporated by reference herein. Pursuant to the terms of the Merger Agreement, Getty and PTI will form a Maryland holding company ("Holdings"), Holdings will form two subsidiaries (Getty Merger Sub, Inc. ("Getty Sub") and PTI Merger L.L.C. ("PTI LLC")) and, subject to certain conditions being satisfied or waived, Getty Sub will merge with and into Getty and PTI LLC will merge with and into PTI (the "Getty Merger" and the "PTI Merger," and collectively, the "Mergers"). Pursuant to the Mergers, (i) each outstanding share of Getty Common Stock, par value $.10 per share, will be converted into the right to receive one share of Holdings Common Stock, par value $.01 per share ("Holdings Common Stock"), (ii) each outstanding unit of limited partnership interest in PTI will be converted into the right to receive
0.44 share of Holdings' Series A Participating Convertible Redeemable Preferred Stock, par value $.01 per share ("Holdings Preferred Stock"), and (iii) each outstanding unit of general partnership interest in PTI will be converted into the right to receive 0.44 share of Holdings Preferred Stock. It is anticipated that the Holdings Common Stock and Holdings Preferred Stock will trade on the New York Stock Exchange. Conditions to the comsummation of the Mergers include the receipt of approval from the stockholders of Getty and holders of PTI limited partnership interests. The parties anticipate scheduling special meetings of Getty stockholders and holders of PTI limited partnership interests to vote on the proposed Mergers as soon as proxy materials are cleared by the Securities and Exchange Commission, and expect to close the transaction in early 1998.

        On December 17, 1997, Getty and PTI issued a joint press release announcing the execution of the Merger Agreement, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

        The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text of the agreement which is attached hereto as an exhibit.

        The information set forth above shall not be deemed to constitute an offer to sell any security. Any such offer to sell will be made only by means of a prospectus.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         7(c) Exhibits

         99.1 Agreement and Plan of Reorganization and Merger dated as of December 16, 1997.

         99.2 Press Release dated December 17, 1997.









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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GETTY REALTY CORP.


Date:  December 17, 1997         By:  /s/ John J. Fitteron
                                    -----------------------
                                          John J. Fitteron
                                          Senior Vice President, Treasurer
                                          and Chief Financial Officer






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                                EXHIBIT INDEX



                                                        Sequentially
Exhibit No.     Description                             Numbered Page
-----------     -----------                             -------------

99.1            Agreement Plan of Reorganization and
                Merger dated as of December 16, 1997

99.2            Press Release dated December 17, 1997









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